Name	Ticker Symbol
ERShares Private-Public Crossover ETF (the “Fund”)	XOVR

Supplement dated July 28, 2025
to the Fund’s Prospectus and Statement of Additional Information
dated October 28, 2024, as previously supplemented April 23, 2025.

Effective on or about July 28, 2025, Vigilant Distributors, LLC, will no longer serve as the distributor to the Fund. All references to Vigilant Distributors, LLC, are deleted and replaced with “Foreside Financial LLC.” All references to the former distributor’s address shall be deleted and replaced with, “3 Canal Plz Ste. 100, Portland, ME 04101.”